                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2002





                            OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                        0-19442              06-1118515
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(State or other jurisdiction of          (Commission           (IRS Employer
incorporation)                           File Number)        Identification No.)


  48 Monroe Turnpike, Trumbull, Connecticut                          06611
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  (Address of principal executive offices)                        (Zip Code)


                                 (203) 459-6000
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              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

      The Company's Press Release dated May 1, 2002 announcing its first quarter 2002 results of operations is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

      (c)   Exhibits

            99(a) Earnings Press Release dated May 1, 2002


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OXFORD HEALTH PLANS, INC.

Date: May 1, 2002                       By:        /s/ MARC M. KOLE
                                           --------------------------------
                                                     MARC M. KOLE
                                               Senior Vice President and
                                               Chief Accounting Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

                                  EXHIBIT INDEX

Exhibit                                                                    Page
Number         Description of Document                                    Number
------         -----------------------                                    ------
 99(a)         Earnings Press Release dated May 1, 2002                      5


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